                                                                    EXHIBIT 99.3

                FIVE-YEAR FINANCIAL SUMMARY AND SELECTED RATIOS
                 (Dollars in thousands, except per share data)

                                      As of/For the Years Ended December 31,
                            ---------------------------------------------------------------   Compound
                               1998         1997         1996         1995         1994      Growth Rate
                            -----------  -----------  -----------  -----------  -----------  -----------
 Summary of Operations
  Interest income........   $ 2,743,980  $ 2,487,795  $ 2,244,473  $ 2,134,325  $ 1,786,267     11.3%
  Interest expense.......     1,373,991    1,219,947    1,085,615    1,077,369      773,328     15.5
                            -----------  -----------  -----------  -----------  -----------     ----
  Net interest income....     1,369,989    1,267,848    1,158,858    1,056,956    1,012,939      7.8
  Provision for loan and
   lease losses..........        95,805      103,053       66,816       44,502       29,467     34.3
                            -----------  -----------  -----------  -----------  -----------     ----
  Net interest income
   after provision for
   loan and lease
   losses................     1,274,184    1,164,795    1,092,042    1,012,454      983,472      6.7
  Noninterest income.....       558,557      487,270      364,524      275,684      279,281     18.9
  Noninterest expense....     1,062,339    1,052,267      902,490      889,326      806,767      7.1
                            -----------  -----------  -----------  -----------  -----------     ----
  Income before income
   taxes.................       770,402      599,798      554,076      398,812      455,986     14.0
  Provision for income
   taxes.................       243,148      205,137      181,540      132,208      155,724     11.8
                            -----------  -----------  -----------  -----------  -----------     ----
  Net income.............   $   527,254  $   394,661  $   372,536  $   266,604  $   300,262     15.1
                            ===========  ===========  ===========  ===========  ===========     ====
 Per Common Share
  Average shares
   outstanding (000's):
  Basic..................       313,533      312,885      312,573      310,466      305,388
  Diluted................       319,949      318,174      319,097      324,008      319,214
  Basic earnings per
   share.................   $      1.68  $      1.26  $      1.19  $      0.84  $      0.97     14.7
                            ===========  ===========  ===========  ===========  ===========     ====
  Diluted earnings per
   share.................   $      1.65  $      1.24  $      1.17  $      0.82  $      0.94     15.0
                            ===========  ===========  ===========  ===========  ===========     ====
  Cash dividends paid....   $       .66  $       .58  $       .50  $       .43  $       .37     15.6
  Shareholders' equity...          9.62         8.59         7.91         7.69         6.87      8.8
 Average Balances
  Securities, at
   amortized cost........   $ 9,198,176  $ 8,300,785  $ 7,629,742  $ 7,471,916  $ 7,086,163      6.7
  Loans and leases*......    24,050,234   21,459,467   19,359,629   18,243,461   16,392,019     10.1
  Other assets...........     2,595,040    2,004,971    1,853,022    1,809,526    1,827,396      9.2
                            -----------  -----------  -----------  -----------  -----------     ----
   Total assets..........   $35,843,450  $31,765,223  $28,842,393  $27,524,903  $25,305,578      9.1
                            ===========  ===========  ===========  ===========  ===========     ====
  Deposits...............   $23,712,815  $22,413,881  $21,407,526  $20,091,276  $19,523,190      5.0
  Other liabilities......     4,800,589    3,710,305    2,888,831    3,843,451    2,882,941     13.6
  Long-term debt.........     4,502,828    3,091,514    2,166,297    1,344,247      916,546     48.9
  Common shareholders'
   equity................     2,827,218    2,549,523    2,364,580    2,173,584    1,908,758     10.3
  Preferred stockholders'
   equity................           --           --        15,159       72,345       74,143       NM
                            -----------  -----------  -----------  -----------  -----------     ----
   Total liabilities and
    shareholders'
    equity...............   $35,843,450  $31,765,223  $28,842,393  $27,524,903  $25,305,578      9.1
                            ===========  ===========  ===========  ===========  ===========     ====
 Period End Balances
  Total assets...........   $37,903,119  $34,523,133  $30,301,706  $28,343,959  $26,545,187      9.3
  Deposits...............    25,263,311   23,474,381   22,053,131   20,962,513   19,723,649      6.4
  Long-term debt.........     5,300,536    3,918,156    2,485,710    1,601,574    1,137,295     46.9
  Shareholders' equity...     3,044,330    2,694,714    2,485,012    2,415,567    2,119,042      9.5
 Selected Performance
  Ratios
  Rate of return on:
  Average total assets...          1.47%        1.24%        1.29%        0.97%        1.19%
  Average common
   shareholders' equity..         18.65        15.48        15.73        12.03        15.46
 Dividend payout.........         39.29        46.03        42.02        51.19        38.14
 Average equity to
  average assets.........          7.89         8.03         8.25         8.16         7.84

--------
* Loans and leases are net of unearned income and include loans held for sale.
NM--Not meaningful.

                                    Table 1

          Selected Financial Data of Significant Banking Subsidiaries As of / For the Years Ended December 31, 1998, 1997 and 1996

                                                                              Carroll
                                                                     Piedmont  County
                            BB&T-NC    BB&T-SC    BB&T-VA   Franklin  Trust     Bank
                          ----------- ---------- ---------- -------- -------- --------
                                             (Dollars in thousands)
1998
Total assets............  $25,985,004 $4,641,393 $3,473,368 $800,786 $564,748 $767,969
Securities..............    6,531,178    783,727    578,224  175,386  161,107  448,996
Loans and leases, net of
 unearned income*.......   17,414,700  3,266,871  2,341,767  390,086  340,993  277,359
Deposits................   17,275,566  3,702,383  2,320,244  536,586  336,323  469,642
Shareholder's equity....    2,124,446    429,572    457,600   40,848   45,713   50,554
Net interest income.....      871,515    201,132    121,030   27,257   21,588   21,202
Provision for loan and
 lease losses...........       44,227     13,455      3,122    1,885    3,875      196
Noninterest income......      455,760     71,945     41,671    2,771    4,955    7,520
Noninterest expense.....      776,574    119,224     98,452   21,512   12,835   19,303
Net income..............      361,058     89,653     36,738    4,299    6,748    7,561
                          ----------- ---------- ---------- -------- -------- --------
1997
Total assets............  $22,530,009 $4,364,982 $3,529,844 $647,448 $552,601 $708,268
Securities..............    5,392,894  1,020,554    887,381  179,388  153,407  412,664
Loans and leases, net of
 unearned income*.......   15,402,775  3,052,755  2,287,651  300,441  347,555  256,692
Deposits................   15,931,795  3,401,236  2,333,873  427,798  332,524  421,019
Shareholder's equity....    1,771,589    374,871    435,248   39,283   42,907   54,612
Net interest income.....      842,745    184,341     59,122   21,532   21,516   20,434
Provision for loan and
 lease losses...........       53,533     14,109      3,400      484    1,925       73
Noninterest income......      436,607     70,916     16,149    2,447    4,535    6,823
Noninterest expense.....      809,599    135,018     47,349   13,915   13,047   17,205
Net income..............      278,536     68,024     15,388    5,968    7,529    7,830
                          ----------- ---------- ---------- -------- -------- --------
1996
Total assets............  $20,652,519 $4,213,458 $2,209,614 $497,817 $495,542 $595,454
Securities..............    4,962,941  1,034,385    883,771  164,116  113,883  325,443
Loans and leases, net of
 unearned income*.......   14,149,983  2,901,930  1,180,681  232,581  337,849  237,730
Deposits................   15,683,080  3,336,711  1,422,785  363,427  317,564  417,197
Shareholder's equity....    1,601,950    399,965    194,884   31,893   38,249   43,634
Net interest income.....      773,019    173,235     43,822   18,290   20,280   18,880
Provision for loan and
 lease losses...........       44,675      8,405      2,584       27    1,808      227
Noninterest income......      333,119     57,729     11,811    1,770    6,448    4,973
Noninterest expense.....      689,969    134,200     30,129   12,652   13,477   15,113
Net income..............      250,956     56,489     14,542    4,523    7,708    6,774
                          ----------- ---------- ---------- -------- -------- --------

--------
*  Includes loans held for sale.

                                    Table 2

                    Composition of Loan and Lease Portfolio*

                                                       December 31,
                                -----------------------------------------------------------
                                   1998        1997        1996        1995        1994
                                ----------- ----------- ----------- ----------- -----------
                                                  (Dollars in thousands)
Loans:
  Commercial, financial and
   agricultural................ $ 3,755,789 $ 3,519,613 $ 3,114,718 $ 2,705,436 $ 3,315,921
  Real estate--construction and
   land development............   2,424,543   2,318,617   1,694,536   1,253,907     937,298
  Real estate--mortgage........  14,290,610  13,037,395  11,614,776  11,365,695  10,021,940
  Consumer.....................   3,059,920   2,992,959   3,074,058   2,727,930   2,628,262
                                ----------- ----------- ----------- ----------- -----------
    Loans held for investment..  23,530,862  21,868,584  19,498,088  18,052,968  16,903,421
    Loans held for sale........   1,056,841     524,102     240,176     272,685     147,576
                                ----------- ----------- ----------- ----------- -----------
      Total loans..............  24,587,703  22,392,686  19,738,264  18,325,653  17,050,997
Leases.........................   1,620,326     788,462     576,991     376,152     304,544
                                ----------- ----------- ----------- ----------- -----------
      Total loans and leases... $26,208,029 $23,181,148 $20,315,255 $18,701,805 $17,355,541
                                =========== =========== =========== =========== ===========

--------
*  Balances include unearned income.

                                    Table 3

              Selected Loan Maturities and Interest Sensitivity *

                                                    December 31, 1998
                                           ------------------------------------
                                           Commercial,
                                            Financial
                                               and      Real Estate:
                                           Agricultural Construction   Total
                                           ------------ ------------ ----------
                                                  (Dollars in thousands)
Fixed rate:
  1 year or less (2)......................  $  297,458   $  373,622  $  671,080
  1-5 years...............................     743,646      184,023     927,669
  After 5 years...........................     198,306          --      198,306
                                            ----------   ----------  ----------
    Total.................................   1,239,410      557,645   1,797,055
                                            ----------   ----------  ----------
Variable rate:
  1 year or less (2)......................   1,283,353    1,250,822   2,534,175
  1-5 years...............................   1,132,371      616,076   1,748,447
  After 5 years...........................     100,655          --      100,655
                                            ----------   ----------  ----------
    Total.................................   2,516,379    1,866,898   4,383,277
                                            ----------   ----------  ----------
      Total loans and leases (1)..........  $3,755,789   $2,424,543  $6,180,332
                                            ==========   ==========  ==========

--------
*  Balances include unearned income.

    Scheduled repayments are reported in the maturity category in which the payment is due. Determinations of maturities are based upon contract terms. BB&T's credit policy does not permit automatic renewals of loans. At the scheduled maturity date (including balloon payment date), the customer must request a new loan to replace the matured loan and execute a new note with rate, terms and conditions negotiated at that time.

(1)  The table excludes:

                                                                    (Dollars in
                                                                    thousands)
                                                                    -----------
      (i)   consumer loans to individuals for household, family
            and other personal expenditures......................   $ 3,059,920
      (ii)  real estate mortgage loans...........................    14,290,610
      (iii) loans held for sale..................................     1,056,841
      (iv)  leases...............................................     1,620,326
                                                                    -----------
                                                                    $20,027,697
                                                                    ===========

(2)  Includes loans due on demand.

                                    Table 4

         Allocation of Allowance for Loan and Lease Losses by Category

                                                                December 31,
                          -----------------------------------------------------------------------------------------
                                1998              1997              1996              1995              1994
                          ----------------- ----------------- ----------------- ----------------- -----------------
                                   % Loans           % Loans           % Loans           % Loans           % Loans
                                   in each           in each           in each           in each           in each
                           Amount  category  Amount  category  Amount  category  Amount  category  Amount  category
                          -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                                                           (Dollars in thousands)
Balance at end of period
 applicable to:
 Commercial, financial
  and agricultural......  $ 47,876    14%   $ 50,495    15%   $ 50,336    15%   $ 53,704    14%   $ 49,825    19%
Real estate:
 Construction and land
  development...........    32,266     9      24,403    10      17,651     8      21,122     7      19,625     5
 Mortgage...............   110,031    59     108,590    58      94,936    58      90,706    62      81,001    59
                          --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
 Real estate--total.....   142,297    68     132,993    68     112,587    66     111,828    69     100,626    64
                          --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
Consumer................    26,524    12      22,873    13      20,245    16      14,052    15      10,321    15
Leases..................    12,737     6       8,021     4       5,207     3       3,325     2       2,986     2
Unallocated.............   115,274   --       87,368   --       76,302   --       60,999   --       73,248   --
                          --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
 Total..................  $344,708   100%   $301,750   100%   $264,677   100%   $243,908   100%   $237,006   100%
                          ========   ===    ========   ===    ========   ===    ========   ===    ========   ===

                                    Table 5

               Composition of Allowance for Loan and Lease Losses

                                                 December 31,
                          ---------------------------------------------------------------
                             1998         1997         1996         1995         1994
                          -----------  -----------  -----------  -----------  -----------
                                            (Dollars in thousands)
Balance, beginning of
 period.................  $   301,750  $   264,677  $   243,908  $   237,006  $   232,413
                          -----------  -----------  -----------  -----------  -----------
Charge-offs:
  Commercial, financial
   and agricultural.....      (14,677)     (18,710)     (12,085)     (12,715)     (15,166)
  Real estate...........      (12,071)     (14,399)     (12,143)     (12,754)     (10,170)
  Consumer..............      (67,878)     (69,664)     (50,209)     (30,774)     (17,623)
  Lease receivables.....       (1,167)        (671)        (768)        (614)        (647)
                          -----------  -----------  -----------  -----------  -----------
    Total charge-offs...      (95,793)    (103,444)     (75,205)     (56,857)     (43,606)
                          -----------  -----------  -----------  -----------  -----------
Recoveries:
  Commercial, financial
   and agricultural.....        8,047        6,728        8,391        6,314        8,055
  Real estate...........        3,593        5,222        6,462        3,754        3,671
  Consumer..............       10,225        7,769        6,659        5,860        5,652
  Lease receivables.....          425          232          136          395          295
                          -----------  -----------  -----------  -----------  -----------
    Total recoveries....       22,290       19,951       21,648       16,323       17,673
                          -----------  -----------  -----------  -----------  -----------
  Net charge-offs.......      (73,503)     (83,493)     (53,557)     (40,534)     (25,933)
                          -----------  -----------  -----------  -----------  -----------
  Provision charged to
   expense..............       95,805      103,053       66,816       44,502       29,407
                          -----------  -----------  -----------  -----------  -----------
  Allowance of loans
   acquired in purchase
   transactions.........       20,592       17,513        7,510        2,934        1,119
  Reconciliation of
   fiscal year of merged
   company to calender
   year.................           64          --           --           --           --
                          -----------  -----------  -----------  -----------  -----------
Balance, end of period..  $   344,708  $   301,750  $   264,677  $   243,908  $   237,006
                          ===========  ===========  ===========  ===========  ===========
Average loans and
 leases*................  $24,050,234  $21,459,467  $19,359,629  $18,243,461  $16,392,019
Net charge-offs as a
 percentage of average
 loans and leases.......          .31%         .39%         .28%         .22%         .16%
                          ===========  ===========  ===========  ===========  ===========

--------
*  Loans and leases are net of unearned income and include loans held for sale.

                                    Table 6

                      Composition of Securities Portfolio

                                                        December 31,
                                              --------------------------------
                                                 1998       1997       1996
                                              ---------- ---------- ----------
                                                   (Dollars in thousands)
Trading Securities (at estimated fair
 value):..................................... $   60,422 $   67,878 $      --
                                              ---------- ---------- ----------
Securities held to maturity (at amortized
 cost):
    U.S. Treasury, government and agency
     obligations.............................     51,102    105,236    106,690
    States and political subdivisions........    232,406    271,993    295,496
    Mortgage-backed securities...............     70,355    142,164    287,444
    Other securities.........................      6,920      1,315        --
                                              ---------- ---------- ----------
  Total securities held to maturity..........    360,783    520,708    689,630
                                              ---------- ---------- ----------
Securities available for sale (at estimated
 fair value):
    U.S. Treasury, government and agency
     obligations.............................  3,802,694  4,564,923  4,167,767
    States and political subdivisions........    175,669     65,464     36,416
    Mortgage-backed securities...............  3,918,583  3,157,595  2,745,483
    Other securities.........................  1,257,406    490,187    329,370
                                              ---------- ---------- ----------
  Total securities available for sale........  9,154,352  8,278,169  7,279,036
                                              ---------- ---------- ----------
Total securities............................. $9,575,557 $8,866,755 $7,968,666
                                              ========== ========== ==========

                                    Table 7

                     Scheduled Maturities of Time Deposits
                               December 31, 1998
                             (Dollars in thousands)

                        Time Deposits $100,000 and Over

Maturity Schedule
  Less than three months........................................... $ 1,373,286
  Three through six months.........................................     728,706
  Seven through twelve months......................................     560,866
  Over twelve months...............................................     807,639
                                                                    -----------
    Total.......................................................... $ 3,470,497
                                                                    ===========

                              Total Time Deposits

Time Deposits Due to Mature by December 31,
  1999............................................................. $ 9,263,124
  2000.............................................................   2,470,478
  2001.............................................................     381,595
  2002.............................................................     230,755
  2003.............................................................     141,105
  2004 and later...................................................      23,376
                                                                    -----------
    Total.......................................................... $12,510,433
                                                                    ===========

                                    Table 8

                           Short-Term Borrowed Funds

  The following information summarizes certain pertinent information for the past three years on short-term borrowed funds:

                                              1998        1997        1996
                                           ----------  ----------  ----------
                                                (Dollars in thousands)
Maximum outstanding at any month-end
 during the year.......................... $5,466,616  $3,993,462  $3,062,245
Average outstanding during the year.......  4,240,583   3,308,445   2,531,285
Average interest rate during the year.....       5.23%       5.26%       5.26%
Average interest rate at end of year......       4.83        5.47        4.94

                                    Table 9

    Capital Adequacy for BB&T Corporation and Principal Banking Subsidiaries

                                                                                 Carroll
                         Regulatory       BB&T-  BB&T-  BB&T-           Piedmont County
                          Minimums  BB&T   NC     SC     VA    Franklin  Trust    Bank
                         ---------- ----  -----  -----  -----  -------- -------- -------
Risk-based capital
 ratios:
  Tier 1 capital (1)....    4.0%    10.5% 10.9%  12.7%  15.3%    8.5%     12.2%   12.0%
  Total risk-based
   capital (2)..........    8.0     15.0  12.2   13.9   16.5     9.7      13.4    12.8
Tier 1 leverage ratio
 (3)....................    3.0      7.1   7.2    9.3   10.0     5.3       8.3     6.4

--------
(1) Shareholders' equity less nonqualifying intangible assets; computed as a ratio of risk-weighted assets, as defined in the risk-based capital guidelines.
(2) Tier 1 capital plus qualifying loan loss allowance and subordinated debt; computed as a ratio of risk-weighted assets as defined in the risk-based capital guidelines.
(3) Tier 1 capital computed as a percentage of fourth quarter average assets less nonqualifying intangibles.

                                   Table 10

                                  Securities

                                                     December 31, 1998
                                              -------------------------------
                                              Carrying Value Average Yield (3)
                                              -------------- ----------------
                                                  (Dollars in thousands)
U.S. Treasury, government and agency
 obligations (1):
  Within one year............................   $1,028,989         6.34%
  One to five years..........................    3,106,278         6.15
  Five to ten years..........................      599,781         6.53
  After ten years............................    3,107,686         6.63
                                                ----------         ----
    Total....................................    7,842,734         6.39
                                                ----------         ----
States and political subdivisions:
  Within one year............................       30,575         8.74
  One to five years..........................      142,084         8.49
  Five to ten years..........................       88,013         7.88
  After ten years............................      147,403         7.64
                                                ----------         ----
    Total....................................      408,075         8.07
                                                ----------         ----
Other securities:
  Within one year............................       28,816         5.12
  One to five years..........................       38,242         7.48
  Five to ten years..........................        5,651         7.34
  After ten years............................      264,825         6.74
                                                ----------         ----
    Total....................................      337,534         6.69
                                                ----------         ----
Securities with no stated maturity...........      987,214         6.40
                                                ----------         ----
  Total securities (2).......................   $9,575,557         6.48%
                                                ==========         ====

--------
(1) Included in U.S. Treasury, government and agency obligations are mortgage-backed securities totaling $3.9 billion classified as available for sale and disclosed at estimated fair value. These securities are included in each of the categories based upon final stated maturity dates. The original contractual lives of these securities range from five to 30 years; however, a more realistic average maturity would be substantially shorter because of the monthly return of principal on certain securities.
(2) Includes securities held to maturity of $360.8 million carried at amortized cost and securities available for sale and trading securities carried at estimated fair values of $9.2 billion and $60.4 million, respectively.
(3) Taxable equivalent basis as applied to amortized cost.

                                    Table 11

                                 Asset Quality

                                                         December 31,
                                                  ----------------------------
                                                    1998      1997      1996
                                                  --------  --------  --------
                                                    (Dollars in thousands)
Nonaccrual loans and leases*..................... $ 97,321  $109,264  $ 74,679
Restructured loans...............................    1,348     2,492     2,678
Foreclosed property..............................   29,328    37,636    31,915
                                                  --------  --------  --------
  Nonperforming assets........................... $127,997  $149,392  $109,272
                                                  ========  ========  ========
  Loans 90 days or more past due and still
   accruing...................................... $ 54,299  $ 49,224  $ 45,472
                                                  ========  ========  ========
Asset Quality Ratios:
  Nonaccrual and restructured loans and leases as
   a percentage of
   loans and leases..............................      .39%      .49%      .38%
  Nonperforming assets as a percentage of:
    Total assets.................................      .34       .43       .36
    Loans and leases plus foreclosed property....      .50       .65       .54
  Net charge-offs as a percentage of average
   loans and leases..............................      .31       .39       .28
  Allowance for losses as a percentage of loans
   and leases....................................     1.35      1.32      1.31
  Ratio of allowance for losses to:
    Net charge-offs..............................     4.69x     3.61x     4.94x
    Nonaccrual and restructured loans and
     leases......................................     3.49      2.70      3.42

--------
NOTE: Items referring to loans and leases are net of unearned income and include loans held for sale.
  * Includes $ 31.4 million, $ 40.1 million and $ 37.4 million of impaired loans at December 31, 1998, 1997 and 1996, respectively.
     See Note D in the "Notes to Consolidated Financial Statements."

                                   Table 12

               FTE Net Interest Income and Rate/Volume Analysis

             For the Years Ended December 31, 1998, 1997 and 1996

                            Average Balances             Yield/Rate               Income/Expense
                  ------------------------------------ ----------------  --------------------------------
                      1998        1997        1996     1998  1997  1996     1998       1997       1996
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
                                                                             (Dollars in thousands)
Assets
Securities (1):
U.S. Treasury,
government and
other (5).......  $  8,867,463 $ 7,987,465 $ 7,306,601 6.70% 6.75% 6.56% $  594,180 $  539,165 $  479,592
States and
political
subdivisions....       330,713     313,320     323,141 8.36  8.29  8.45      27,650     25,981     27,304
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Total securities
(5).............     9,198,176   8,300,785   7,629,742 6.76  6.81  6.64     621,830    565,146    506,896
Other earning
assets (2)......       237,408     145,233     190,042 5.64  5.80  5.51      13,397      8,420     10,470
Loans and
leases, net of
unearned income
(1)(3)(4)(5)....    24,050,234  21,459,467  19,359,629 9.06  9.19  9.13   2,178,055  1,971,424  1,766,786
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Total earning
assets..........    33,485,818  29,905,485  27,179,413 8.40  8.51  8.40   2,813,282  2,544,990  2,284,152
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Non-earning
assets..........     2,357,632   1,859,738   1,662,980
                  ------------ ----------- -----------
Total assets....  $ 35,843,450 $31,765,223 $28,842,393
                  ============ =========== ===========
Liabilities and
Shareholders'
Equity
Interest-bearing
deposits:
Savings and
interest-
checking........  $  2,140,766 $ 2,521,969 $ 2,690,519 1.96  1.97  2.04      42,004     49,640     55,021
Money rate
savings.........     6,003,304   5,010,436   4,206,697 3.01  3.10  2.89     180,495    155,385    121,440
Other time
deposits........    12,316,725  11,942,250  11,721,825 5.44  5.51  5.55     669,831    657,970    650,054
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Total interest-
bearing
deposits........    20,460,795  19,474,655  18,619,041 4.36  4.43  4.44     892,330    862,995    826,515
Short-term
borrowed funds..     4,240,583   3,308,445   2,531,285 5.23  5.26  5.26     221,615    174,040    133,231
Long-term debt..     4,502,828   3,091,514   2,166,297 5.78  5.92  5.81     260,046    182,912    125,869
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Total interest-
bearing
liabilities.....    29,204,206  25,874,614  23,316,623 4.70  4.71  4.66   1,373,991  1,219,947  1,085,615
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Noninterest-
bearing
deposits........     3,252,020   2,939,226   2,788,485
Other
liabilities.....       560,006     401,860     357,546
Shareholders'
equity..........     2,827,218   2,549,523   2,379,739
                  ------------ ----------- -----------
Total
liabilities and
shareholders'
equity..........  $ 35,843,450 $31,765,223 $28,842,393
                  ============ =========== ===========
Average interest
rate spread.....                                       3.70  3.80  3.74
Net yield on
earning assets..                                       4.30% 4.43% 4.41% $1,439,291 $1,325,043 $1,198,537
                                                       ====  ====  ====  ========== ========== ==========
Taxable
equivalent
adjustment......                                                         $   69,302 $   57,195 $   39,679
                                                                         ========== ========== ==========
                          1998 v. 1997                  1997 v. 1996
                  ------------------------------ -----------------------------
                               Change due to                 Change due to
                   Increase  -------------------  Increase  ------------------
                  (Decrease)   Rate     Volume   (Decrease)  Rate     Volume
                  ---------- --------- --------- ---------- -------- ---------
Assets
Securities (1):
U.S. Treasury,
government and
other (5).......   $ 55,015  $ (3,978) $ 58,993   $ 59,573  $13,910  $ 45,663
States and
political
subdivisions....      1,669       216     1,453     (1,323)    (503)     (820)
                  ---------- --------- --------- ---------- -------- ---------
Total securities
(5).............     56,684    (3,762)   60,446     58,250   13,407    44,843
Other earning
assets (2)......      4,977      (230)    5,207     (2,050)     524    (2,574)
Loans and
leases, net of
unearned income
(1)(3)(4)(5)....    206,631   (28,352)  234,983    204,638   11,805   192,833
                  ---------- --------- --------- ---------- -------- ---------
Total earning
assets..........    268,292   (32,344)  300,636    260,838   25,736   235,102
                  ---------- --------- --------- ---------- -------- ---------
Non-earning
assets..........
Total assets....
Liabilities and
Shareholders'
Equity
Interest-bearing
deposits:
Savings and
interest-
checking........     (7,636)     (156)   (7,480)    (5,381)  (2,015)   (3,366)
Money rate
savings.........     25,110    (4,867)   29,977     33,945    9,502    24,443
Other time
deposits........     11,861    (8,582)   20,443      7,916   (4,249)   12,165
                  ---------- --------- --------- ---------- -------- ---------
Total interest-
bearing
deposits........     29,335   (13,605)   42,940     36,480    3,238    33,242
Short-term
borrowed funds..     47,575    (1,146)   48,721     40,809      (73)   40,882
Long-term debt..     77,134    (4,471)   81,605     57,043    2,342    54,701
                  ---------- --------- --------- ---------- -------- ---------
Total interest-
bearing
liabilities.....    154,044   (19,222)  173,266    134,332    5,507   128,825
                  ---------- --------- --------- ---------- -------- ---------
Noninterest-
bearing
deposits........
Other
liabilities.....
Shareholders'
equity..........
Total
liabilities and
shareholders'
equity..........
Average interest
rate spread.....
Net yield on
earning assets..   $114,248  $(13,122) $127,370   $126,506  $20,229  $106,277
                  ========== ========= ========= ========== ======== =========
Taxable
equivalent
adjustment......

----
(1) Yields related to securities, loans and leases exempt from both Federal and state income taxes, Federal income taxes only or state income taxes only are stated on a taxable equivalent basis assuming tax rates in effect for the periods presented.
(2) Includes Federal funds sold and securities purchased under resale agreements or similar arrangements.
(3) Loan fees, which are not material for any of the periods shown, have been included for rate calculation purposes.
(4) Nonaccrual loans have been included in the average balances. Only the interest collected on such loans has been included as income.
(5) Includes assets which were held for sale or available for sale at amortized cost and trading securities at estimated fair value.

                                    Table 13

                               Noninterest Income

                                                                   % Change
                                                                ---------------
                                      Years Ended December 31,
                                     -------------------------- 1998 v. 1997 v.
                                       1998     1997     1996    1997    1996
                                     -------- -------- -------- ------- -------
                                       (Dollars in thousands)
Service charges on deposits........  $178,319 $158,451 $141,069   12.5%   12.3%
Mortgage banking income............    83,081   53,774   42,342   54.5    27.0
Trust income.......................    42,603   36,849   33,188   15.6    11.0
Agency insurance commissions.......    52,186   40,149   27,541   30.0    45.8
Other insurance commissions........    10,947   13,904   13,484  (21.3)    3.1
Securities gains, net..............     8,561    4,701    4,091   82.1    14.9
Bankcard fees and merchant
 discounts.........................    30,219   24,042   19,385   25.7    24.0
Investment banking and brokerage...    43,796   27,180   16,982   61.1    60.1
Other bank service fees and
 commissions.......................    51,741   41,246   27,964   25.4    47.5
International income...............     4,563    3,685    3,206   23.8    14.9
Amortization of negative goodwill..     6,243    6,180    6,238    1.0     (.9)
Other noninterest income...........    46,298   77,109   29,034  (40.0)  165.6
                                     -------- -------- --------  -----   -----
  Total noninterest income.........  $558,557 $487,270 $364,524   14.6%   33.7%
                                     ======== ======== ========  =====   =====

                                    Table 14

                              Noninterest Expense

                                                                   % Change
                                                                ---------------
                                    Years Ended December 31,
                                 ------------------------------ 1998 v. 1997 v.
                                    1998       1997      1996    1997    1996
                                 ---------- ---------- -------- ------- -------
                                     (Dollars in thousands)
Salaries and wages.............  $  441,630 $  409,877 $358,806    7.7%   14.2%
Pension and other employee
 benefits......................      98,630    102,948   85,620   (4.2)   20.2
Net occupancy expense on bank
 premises......................      66,660     85,110   64,684  (21.7)   31.6
Furniture and equipment
 expense.......................     101,704     89,855   74,546   13.2    20.5
Federal deposit insurance
 premiums......................       4,655      5,463   51,071  (14.8)  (89.3)
Foreclosed property expense....       2,379      3,456    2,672  (31.2)   29.3
Amortization of intangibles and
 mortgage servicing rights.....      51,785     25,965   16,747   99.4    55.0
Software.......................      10,879     14,662   11,518  (25.8)   27.3
Telephone......................      22,131     19,990   17,399   10.7    14.9
Donations......................       6,335      7,007    6,280   (9.6)   11.6
Advertising and public
 relations.....................      27,727     27,935   25,906   (0.7)    7.8
Travel and transportation......      10,595      9,094    7,667   16.5    18.6
Professional services..........      51,327     50,713   29,314    1.2    73.0
Supplies.......................      18,018     17,228   16,055    4.6     7.3
Loans and lease expense........      26,114     42,152   32,885  (38.0)   28.2
Deposit related expense........      15,131     16,936   14,318  (10.7)   18.3
Other noninterest expenses.....     106,639    123,876   87,002  (13.9)   42.4
                                 ---------- ---------- --------  -----   -----
  Total noninterest expense....  $1,062,339 $1,052,267 $902,490    1.0%   16.6%
                                 ========== ========== ========  =====   =====

                                   Table 15

                    Interest Rate Sensitivity Gap Analysis
                               December 31, 1998

                                     Expected Repricing or Maturity Date
                          -------------------------------------------------------------
                          Within One     One to      Three to   After Five
                             Year      Three Years  Five Years    Years        Total
                          -----------  -----------  ----------  ----------  -----------
                                           (Dollars in thousands)
Assets
  Securities and other
   interest-
   earning assets*......  $ 2,497,629  $ 2,361,507  $3,084,797  $1,546,704  $ 9,490,637
  Federal funds sold and
   securities purchased
   under resale
   agreements or similar
   arrangements.........      116,458          --          --          --       116,458
  Loans and leases**....   15,301,582    4,970,299   2,881,301   2,336,919   25,490,101
                          -----------  -----------  ----------  ----------  -----------
Total interest-earning
 assets.................   17,915,669    7,331,806   5,966,098   3,883,623   35,097,196
                          -----------  -----------  ----------  ----------  -----------
Liabilities
  Savings and interest
   checking***..........          --     1,201,681     400,560     400,560    2,002,801
  Money rate
   savings***...........    3,565,615    3,565,614         --          --     7,131,229
  Other time deposits...    8,614,897    2,715,204     387,893     153,763   11,871,757
  Foreign deposits......      638,676          --          --          --       638,676
  Federal funds
   purchased and
   securities sold under
   repurchase agreements
   or
   similar
   arrangements.........    2,410,488       50,870     169,727         --     2,631,085
  Long-term debt and
   other borrowings.....    3,192,399      797,696     508,404   1,922,700    6,421,199
                          -----------  -----------  ----------  ----------  -----------
Total interest-bearing
 liabilities............   18,422,075    8,331,065   1,466,584   2,477,023  $30,696,747
                          -----------  -----------  ----------  ----------  ===========
Asset-liability gap.....     (506,406)    (999,259)  4,499,514   1,406,600
                          -----------  -----------  ----------  ----------
Derivatives affecting
 interest rate
 sensitivity:
  Pay fixed interest
   rate swaps...........      184,946      (10,133)   (100,736)    (74,077)
  Receive fixed interest
   rate swaps...........     (718,000)     164,000     294,000     260,000
  Caps, floors and
   collars..............     (747,250)     500,000     247,250         --
                          -----------  -----------  ----------  ----------
                           (1,280,304)     653,867     440,514     185,923
                          -----------  -----------  ----------  ----------
Interest rate
 sensitivity gap........  $(1,786,710) $  (345,392) $4,940,028  $1,592,523
                          ===========  ===========  ==========  ==========
Cumulative interest rate
 sensitivity gap........  $(1,786,710) $(2,132,102) $2,807,926  $4,400,449
                          ===========  ===========  ==========  ==========

--------
  * Securities based on amortized cost.
 ** Loans and leases include loans held for sale and are net of unearned income.
*** Projected runoff of deposits that do not have a contractual maturity date was computed based upon decay rate assumptions developed by bank regulators to assist banks in addressing FDICIA rule 305.

                                    Table 16

                         Capital--Components and Ratios

                                                             December 31,
                                                         ----------------------
                                                            1998        1997
                                                         ----------  ----------
                                                              (Dollars in
                                                              thousands)
Tier 1 capital.......................................... $2,636,111  $2,458,263
Tier 2 capital..........................................  1,145,880     777,819
                                                         ----------  ----------
Total regulatory capital................................ $3,781,991  $3,236,082
                                                         ==========  ==========
Risk-based capital ratios:
  Tier 1 capital........................................       10.5%       10.8%
  Total regulatory capital..............................       15.0        14.2
Tier 1 leverage ratio...................................        7.1         7.5

                                    Table 17

                         Quarterly Common Stock Summary

                               1998                           1997
                  ------------------------------ ------------------------------
                      Sales Prices                   Sales Prices
                  -------------------- Dividends -------------------- Dividends
                   High   Low    Last    Paid     High   Low    Last    Paid
                  ------ ------ ------ --------- ------ ------ ------ ---------
Quarter Ended:
  March 31....... $33.84 $29.03 $33.84   $.155   $20.38 $17.63 $18.63   $.135
  June 30........  34.06  32.03  33.81    .155    23.56  17.88  22.50    .135
  September 30...  36.03  28.00  29.94    .175    27.56  22.66  26.72    .155
  December 31....  40.63  27.31  40.31    .175    32.50  25.97  32.03    .155
    Year.........  40.63  27.31  40.31     .66    32.50  17.63  32.03     .58

                                    Table 18

                     Quarterly Financial Summary--Unaudited

                                              1998                                            1997
                         ----------------------------------------------- ------------------------------------------------
                           Fourth       Third      Second       First      Fourth       Third      Second        First
                           Quarter     Quarter     Quarter     Quarter     Quarter     Quarter     Quarter      Quarter
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------  -----------
                                                  (Dollars in thousands, except per share data)
Consolidated Summary of
 Operations:
 Net interest income
  FTE..................  $   374,985 $   361,990 $   353,868 $   348,448 $   340,051 $   334,424 $   334,337  $   316,231
 FTE adjustment........       18,946      17,276      16,773      16,307      18,421      14,605      13,422       10,747
 Provisions for loan
  and lease losses.....       24,302      21,428      26,275      23,800      31,157      22,953      26,618       22,325
 Securities gains
  (losses), net........        2,119       2,277       1,348       2,817       1,567       1,081        (841)       2,894
 Other noninterest
  income...............      144,578     142,195     136,950     126,273     116,395     156,051     104,382      105,741
 Noninterest expense...      282,393     269,576     254,604     255,766     265,503     335,590     228,723      222,451
 Provision for income
  taxes................       61,184      62,773      61,799      57,392      45,939      43,568      57,699       57,931
                         ----------- ----------- ----------- ----------- ----------- ----------- -----------  -----------
 Net income............  $   134,857 $   135,409 $   132,715 $   124,273 $    96,993 $    74,840 $   111,416  $   111,412
                         =========== =========== =========== =========== =========== =========== ===========  ===========
 Diluted net income per
  share................  $       .42 $       .43 $       .42 $       .39 $       .31 $       .24 $       .35  $       .35
                         =========== =========== =========== =========== =========== =========== ===========  ===========
Selected Average
 Balances:
 Assets................  $37,657,707 $35,479,318 $35,552,607 $34,655,171 $33,055,978 $32,169,244 $31,701,883  $30,493,344
 Securities, at
  amortized cost.......    9,742,293   8,936,839   9,110,430   8,997,836   8,495,169   8,453,512   8,319,927    7,933,291
 Loans and leases*.....   25,062,213  24,054,547  23,923,871  23,139,123  22,330,866  21,720,773  21,430,060   20,647,319
 Total earning assets..   35,008,315  33,201,128  33,302,951  32,405,403  31,036,831  30,303,839  29,895,348   28,734,918
 Deposits..............   24,722,315  23,479,519  23,560,244  23,073,640  22,612,264  22,529,036  22,749,309   22,037,789
 Short-term borrowed
  funds................    4,195,572   3,984,815   4,550,666   4,234,519   3,735,198   3,465,015   3,188,864    2,801,706
 Long-term debt........    5,085,355   4,712,504   4,126,352   4,073,684   3,597,116   3,253,015   2,831,322    2,605,277
 Total interest-bearing
  liabilities..........   30,524,668  28,896,563  29,028,315  28,346,740  26,738,681  26,266,719  25,829,402   24,694,455
 Shareholders' equity..    3,059,665   2,738,963   2,745,368   2,762,584   2,580,461   2,552,884   2,566,656    2,539,426

------
* Loans and leases are net of unearned income and include loans held for sale.